UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 17, 2004

                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


    Maryland             0-22832                         52-1081052
(State or other   (Commission File Number)  (I.R.S. Employer Identification No.)
 jurisdiction
 of incorporation)

                         1919 Pennsylvania Avenue, N.W.
                              Washington D.C. 20006
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (202) 331-1112

Item 5.   Other Events.

On February 17, 2004, Allied Capital Corporation issued a press release announcing that a definitive agreement has been signed to sell The Hillman Companies, Inc. to an affiliate of Code Hennessy & Simmons LLC, a Chicago-based private equity firm. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

On February 18, 2004, Allied Capital Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The text of the press release is included as Exhibit 99.2 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits.


          Exhibit No.              Description

          99.1                     Press release dated February 17, 2004
          99.2                     Press release dated February 18, 2004


Item 12.          Results of Operations and Financial Condition.

On February 17, 2004, Allied Capital Corporation issued a press release announcing that a definitive agreement has been signed to sell The Hillman Companies, Inc. to an affiliate of Code Hennessy & Simmons LLC, a Chicago-based private equity firm. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

On February 18, 2004, Allied Capital Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The text of the press release is included as Exhibit 99.2 to this Form 8-K.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    February 18, 2004               ALLIED CAPITAL CORPORATION


                                         By: /s/ Penni F. Roll
                                             -----------------------
                                             Penni F. Roll
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Press release dated February 17, 2004
99.2            Press release dated February 18, 2004